UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 18, 2011

Move, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26659	95-4438337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 East Hamilton Avenue
Campbell, California  95008
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code:  (408) 558-3700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 3.03     Material Modifications to Rights of Securities Holders

Item 5.03     Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 8.01     Other Events.

Item 9.01     Financial Statements and Exhibits.

SIGNATURE

EXHIBIT INDEX

EXHIBIT 3.1

EXHIBIT 99.1

Item 3.03     Material Modifications to Rights of Securities Holders

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03     Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 18, 2011, Move, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment of the Company’s Restated Certificate of Incorporation (the “Certificate of Amendment”) to effect a 1-for-4 reverse stock split of its common stock (the “Reverse Stock Split”) and to decrease the number of authorized shares of common stock from 500,000,000 shares to 125,000,000 shares.  A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.

The Company previously announced, in a Current Report on Form 8-K filed on February 10, 2011, that the Company’s Board of Directors had authorized the Reverse Stock Split subject to stockholder approval, and the Company subsequently announced, in a Current Report on Form 8-K filed on June 20, 2011, that the Company’s stockholders had approved the Reverse Stock Split.

The Reverse Stock Split became effective as of 5:00 p.m., Eastern time, on November 18, 2011, at which time every four (4) shares of the Company’s issued and outstanding common stock were automatically combined into one (1) issued and outstanding share of the Company’s common stock, without any change in the par value per share.

Trading of the Company’s common stock will continue on the NASDAQ Global Select Market (“NASDAQ”), on a Reverse Stock Split-adjusted basis.  To reflect the Reverse Stock Split, NASDAQ will append the character, “D,” to the Company’s “MOVE” ticker symbol for 20 trading days, beginning November 21, 2011.  During that time, the Company’s common stock will continue to be listed on NASDAQ and trade under the symbol “MOVED.”  Trading will resume under the “MOVE” symbol after the 20-day period has expired.  The new CUSIP number for the Company’s common stock following the Reverse Stock Split is 62458M 207.

Regarding pre-reverse split shares held in book-entry form, the Company’s transfer agent (currently BNY Mellon Shareowner Services) will send the stockholder a statement of the number of post-Reverse Stock Split shares of common stock held, in book-entry form, on behalf of the stockholder, including fractional shares as applicable.  Regarding pre-reverse split shares held in certificate form, the Company’s transfer agent will send the stockholder instructions regarding the exchange of outstanding pre-split stock certificates for book-entry shares of the company’s common stock reflecting the Reverse Stock Split, including fractional shares as applicable.  In cases where a stockholder’s total number of shares owned before the Reverse Stock Split is not evenly divisible by four, then the number of post-reverse split shares issued to that stockholder will be rounded downward to the nearest ten-thousandth of a share.  Proportional adjustments will be made to the Company’s equity compensation plans to reflect the Reverse Stock Split.

Item 8.01     Other Events.

On November 21, 2011, the Company issued a press release announcing the completion of the Reverse Stock Split.  A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits
3.1	Certificate of Amendment of the Company’s Restated Certificate of Incorporation

99.1	Press release dated November 21, 2011, announcing implementation of the Reverse Stock Split

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVE, INC.

Date: November 21, 2011	By:	/s/ James S. Caulfield
James S. Caulfield
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX
Exhibit Number	Description

3.1	Certificate of Amendment of the Company’s Restated Certificate of Incorporation

99.1	Press release dated November 21, 2011, announcing implementation of the Reverse Stock Split